SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934


Date of Report (Date of earliest event reported) January 9, 1996

                           LAWTER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                        1-7558                        36-1370818
(State or other                  (Commission                    (IRS Employer
jurisdiction of                   File No.)                  Identification No.)
incorporation)


                990 Skokie Boulevard, Northbrook, Illinois 60062
            (Exact address of registrant as specified in its charter)


                                  708/498-4700
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


                                Page 1 of 43 pages

                             Exhibit Index at page 3



















Item 5.   Other Events

     a) On January 9, 1996, the Registrant issued a news release announcing that it would provide approximately $11 million after tax for consolidation of facilities, employee reduction and other charges to 1995 fourth quarter earnings. Such news release is attached as an exhibit to this report and is incorporated herein by reference.

     b) The Company has entered into an uncommitted Private Shelf Agreement with The Prudential Insurance Company of America (Prudential) providing for potential sales of senior notes of the Company of up to $125,000,000 in aggregate principal amount. Pursuant to this agreement, the Company may issue and sell and Prudential and/or any Prudential affiliate which may become bound under the agreement may purchase senior notes of the Company with long-term maturities (up to fifteen (15) years) and bearing interest at the then current interest rate (as provided in the agreement). There is no obligation for either the Company or Prudential to actually make such sales or purchases. On January 5, 1996, the Company issued and sold $25,000,000 in aggregate principal amount of its Series A Senior Notes due 2003 to Prudential under and pursuant to the Private Shelf Agreement. Such Private Shelf Agreement is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits. The exhibits to this report are listed in the Exhibit Index included elsewhere herein.





                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    LAWTER INTERNATIONAL, INC.



                                                    By:  /s/ William S. Russell
                                                         ----------------------

                                                         William S. Russell
                                                         Vice President-Finance,
                                                           Secretary and
                                                           Treasurer

Date:  January 12, 1996









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                           LAWTER INTERNATIONAL, INC.

                                  Exhibit Index


                                                                     Sequential
                                                                         Page
Number and Description of Exhibit*                                      Number
----------------------------------                                   -----------

99.1      News Release dated January 9, 1996                              4

99.2      Private Shelf Agreement between Lawter International, Inc.
          and The Prudential Insurance Company of America                 5



---------------------
*   Exhibits not listed are inapplicable.









































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